SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 24, 2003
                                -------------------
                Date of Report (Date of earliest event reported)


                             Livestar Entertainment Group Inc.
                             ---------------------------------
             (Exact name of registrant as specified in its charter)



                                      Nevada
                                      ------
                 (State or other jurisdiction of incorporation)


     000-27233                                               98-0204736
     ---------                                               ----------
(Commission  File  Number)                                (IRS  Employer
                                                         Identification  No.)


    62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
    ---------------------------------------------------------------------------
    (address of principal executive offices)                   (Zip Code)


                                    (604) 682-6541
                                    --------------
              (Registrant's telephone number, including area code)

On October 24, 2003, the registrant, Livestar Entertainment Group Inc. (the "Company") closed its acquisition of 1485684 Ontario Limited, an Ontario corporation doing business as The Sequel Nightclub (the "Sequel") as originally discussed in its current report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2003 (the "Original 8-K"). The closing of the acquisition was disclosed on Form 8-K/A filed on October 27, 2003. The Original 8-K was further amended on January 8, 2004. This filing is another amendment to the Original 8-K.

Item  2.  Acquisition  of  Assets.

On October 27, 2003, the Company filed a Form 8-K/A discussing the closing of its acquisition of The Sequel Nightclub pursuant to the Amended and Restated Agreement and Plan of Acquisition (the "Agreement") attached to that filing. The Agreement discussed at length the fact that Livestar had not received the Sequel's landlord's consent to the acquisition or the renewal of the lease beyond its March 31, 2004, termination date.

Livestar is still in discussions with the landlord regarding the consent and renewal of the lease. Livestar remains confident it will obtain the consent and lease renewal and will continue to use its best efforts to obtain the consent and lease renewal as soon as possible. Mr. Lall has and will continue to provide all ongoing assistance and support as may be requested by Livestar or the Sequel in attainment of the aforementioned consent and renewal.

The Sequel believes it has certain legal rights that entitle it to an automatic renewal of the lease and is prepared to take legal action to ensure its rights are upheld.

As a contingency, Livestar and the Sequel have made plans to move the business to new premises only when all options have been exhausted. The plans provide for as minimal a disruption of operations as possible.

Item  7.  Financial  Statements
Financial  Statements.

Certain financial statements and pro forma financial information were required to be filed by the Company on or before January 7, 2004. This filing further amends the Form 8-K/A filed on January 7, 2004 and states that applicable financial statements and information continues to be prepared.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     LIVESTAR  ENTERTAINMENT  GROUP  INC.



     By: /s/ Ray Hawkins
--------------------------------------------
      Ray  Hawkins
      Chief Executive Officer



Date:  March  26,  2004